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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 12, 2004
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                           REGENCY CENTERS CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

           Florida                      001-12298               59-3191743
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

121 West Forsyth Street, Suite 200                                32202
      Jacksonville, Florida                                       -----
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(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number including area code: (904)-598-7000
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES
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         On October 12, 2004, our operating partnership, Regency Centers, L.P., issued 581,395 common units valued at approximately $25 million to the owners of a limited partnership in exchange for all the interests in the limited partnership. The limited partnership owns a shopping center in Tredyffrin Township, Pennsylvania. As part of the consideration for the acquisition, we also paid approximately $10 million in cash and assumed approximately $22.7 million of debt encumbering the shopping center. We have entered into an agreement with the holders which provides that the units are exchangeable, at the election of the holder, on a one-for one basis for shares of our common stock beginning one year after closing. The securities were issued to the six former partners of the limited partnership, all of whom are accredited investors, in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 for transactions not involving a public offering.








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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        REGENCY CENTERS CORPORATION
                                        (registrant)



October 13, 2004                        By:      /s/ J. Christian Leavitt
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                                             J. Christian Leavitt, Senior Vice
                                               President, Finance and Principal
                                               Accounting Officer



















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